Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerry W. Kearby, Chief Executive Officer of Liquid Audio, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, (1) the Quarterly Report of Liquid Audio, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Liquid Audio, Inc. This certification is being provided solely to comply with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the accompanying Report, including for purposes of Section 18 of the Exchange Act, or as a separate disclosure document.

By:	/s/ GERALD W. KEARBY
Gerald W. Kearby
President and Chief Executive Officer
August 14, 2002

I, Michael R. Bolcerek, Chief Financial Officer of Liquid Audio, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, (1) the Quarterly Report of Liquid Audio, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Liquid Audio, Inc. This certification is being provided solely to comply with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the accompanying Report, including for purposes of Section 18 of the Exchange Act, or as a separate disclosure document.

By:	/s/ MICHAEL R. BOLCEREK
Michael R. Bolcerek
Senior Vice President and Chief Financial Officer
August 14, 2002

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